                                                                       Exhibit 5

                             JOINT FILING AGREEMENT

     The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $0.10 par value, of Costilla Energy, Inc. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     EXECUTED as of June 12, 1998.

                                         ENRON CAPITAL & TRADE RESOURCES CORP.

                                         By:  /s/ PEGGY B. MENCHACA
                                            -----------------------------------
                                         Name:  Peggy B. Menchaca
                                         Title:  Vice President and Secretary


                                         ENRON CORP.


                                         By:  /s/ PEGGY B. MENCHACA
                                            -----------------------------------
                                         Name:  Peggy B. Menchaca
                                         Title:  Vice President and Secretary


                                         JOINT ENERGY DEVELOPMENT
                                         INVESTMENTS II LIMITED PARTNERSHIP

                                         By:     Enron Capital Management II
                                                 Limited Partnership, its
                                                 general partner

                                         By:     Enron Capital II Corp.,
                                                 its general partner

                                         By:  /s/ PEGGY B. MENCHACA
                                            -----------------------------------
                                         Name:  Peggy B. Menchaca
                                         Title:  Vice President and Secretary